UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2005

EQUITY ONE, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State of other jurisdiction of incorporation)

001-13499	52-1794271
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 N.E. MIAMI GARDENS DRIVE, NORTH MIAMI BEACH, FLORIDA 33179

(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 947-1664

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

The purpose of this Form 8-K of Equity One, Inc., a Maryland corporation (the “Company”), is to furnish a copy of a financial presentation of the Company dated April 2005. A copy of the financial presentation is furnished with this Form 8-K as Exhibits 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2005	EQUITY ONE, INC.

	By:	/s/ Howard M. Sipzner
Howard M. Sipzner
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Financial Presentation of Equity One, Inc. dated April 2005